IC1296-AFX1
                               COLLATERAL DETAIL

                    AMORT TYPE
                LOANS           CURRENT PERCENT
                -----           ---------------
FIXED           1241               100.00%


              GEOGRAPHIC DISTRIBUTION
STATE             LOANS           CURRENT PERCENT
                  -----           ---------------
CA                  384              41.03%
FL                  282              17.19%
NJ                  158              12.18%
NY                   74               5.06%
MA                   30               3.03%
GA                   31               2.53%
Other               282              18.98%


                PROPERTY TYPE
                LOANS        CURRENT PERCENT
                -----        ---------------
CONDO             119            6.63%
2-4 Family        103            6.56%
PUD               102            8.73%
S/F Detached      917           78.08%


                ORIGINATION YEAR
               LOANS          CURRENT PERCENT
               -----          ---------------
1995              16             1.25%
1996            1224            98.69%
1997               1             0.06%


                MATURITY YEAR
            LOANS           CURRENT PERCENT
            -----           ---------------
2007           1                   0.03%
2010           2                   0.06%
2011         106                   5.52%
2024           1                   0.04%
2025          11                   1.05%
2026        1120                  93.30%


                         LOAN PURPOSE
                     LOANS           CURRENT PERCENT
                     -----           ---------------
Refi Cashout          313                 22.55%
Purchase              746                 60.35%
Refi Rate/Term        182                 17.10%


                 OCCUPANCY TYPE
                    LOANS          CURRENT PERCENT
                    -----          ---------------
Investment           138              5.75%
Owner               1027             89.54%
Second Home           76              4.71%


                  DOCUMENTATION TYPE
                     LOANS         CURRENT PERCENT
                     -----         ---------------
**                     47              4.58%
Full Doc              375             32.70%
Limited Doc           728             56.50%
No Doc                 91              6.21%

**  Documentation not available


                  MORTGAGE INSURANCE
                     LOANS        CURRENT PERCENT
                     -----        ---------------
**                    1116            89.95%
Insured                125            10.05%

**  Documentation not available


                    BALANCE DISTRIBUTION
                                LOANS        CURRENT PERCENT
                                -----        ---------------
      0.00   100,000.00          506            18.53%
100,000.00   200,000.00          436            32.62%
200,000.00   300,000.00          192            24.79%
300,000.00   400,000.00           51             9.09%
400,000.00   500,000.00           39             9.64%
500,000.00   600,000.00           10             2.87%
600,000.00   700,000.00            5             1.68%
700,000.00   800,000.00            2             0.79%


                      GROSS COUPON DISTRIBUTION
                           LOANS         CURRENT PERCENT
                           -----         ---------------
7.50           8.00           4                 0.37%
8.00           8.50          50                 5.61%
8.50           9.00         270                26.01%
9.00           9.50         464                38.32%
9.50           10.00        310                22.45%
10.00          10.50         55                 3.17%
10.50          11.00         45                 2.24%
11.00          11.50         18                 0.88%
11.50          12.00         13                 0.57%
12.00          12.50          3                 0.11%
12.50          13.00          5                 0.18%
13.50          14.00          1                 0.02%
14.00          14.50          1                 0.03%
15.00          15.50          1                 0.02%
15.50          16.00          1                 0.02%


                     ORIGINAL LTV DISTRIBUTION
                         LOANS      CURRENT PERCENT
                         -----      ---------------
 0.01         60.00       246          14.30%
60.01         70.00       245          18.06%
70.01         80.00       359          30.81%
80.00         80.00       303          28.33%
80.01         90.00       114           8.85%
90.01         95.00        28           2.64%


                WHOLE LOAN ANALYSIS
                                 01-Nov-1996

Balance                         187452320.19
Avg Balance                        151049.41
Number of Loans                         1241
Gross Coupon                            9.22
Net Coupon                              8.95
WAM                              01-Nov-2025
WALA                                       1
Original LTV                           74.04
Original LTV * 80%                     11.48%
Original LTV * 80% & Ins                8.87%
Orig Bal of loans ** $207,000    97893653.85
Gr Cpnloans ** $207,000                 9.37
WALTV ** $207,000                       72.52
No loans ** $207,000                      952
1 Mth CPP                             n/a
3 Mth CPP                             n/a
6 Mth CPP                             n/a
12 Mth CPP                            n/a
Life CPP                              n/a
1 Mth PSA                             n/a
3 Mth PSA                             n/a
6 Mth PSA                             n/a
12 Mth PSA                            n/a
Life PSA                              n/a
Delinq 30 days                        n/a
Delinq 60 days                        n/a
Delinq 90 days                        n/a
Foreclosure                           n/a
Bankrupt                              n/a
No. Bankrupt                          n/a
REO                                   n/a


*   greater than
**  less than or equal to